                                                                      EXHIBIT 23

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No. 33-47014) and Form S-3 (No. 333-08951) of Merchants Group, Inc. of our report dated February 14, 2001, relating to the consolidated financial statements and financial statement schedules, which appears in this Form 10-K.



/s/ PricewaterhouseCoopers LLP
Buffalo, New York
March 27, 2001